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                              EXHIBIT 1 A (6) (a)

                        CERTIFICATE OF INCORPORATION OF
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Incorporated by reference to Exhibit # 6 (a) of Post Effective Amendment #1 to Registration Statement on Form N-4 (File Number 33-83020) filed June 22, 1995 by CG Variable Annuity Separate Account II as Registrant and Connecticut General Life Insurance Company as Depositor.